T. Rowe Price Global Consumer Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

In anticipation of Vivian Si being on maternity leave, effective December 26, 2024, Ann M. Holcomb will begin serving as the fund’s interim portfolio manager and will be primarily responsible for the day-to-day management of the fund’s portfolio until Ms. Si returns from maternity leave. Ms. Si is expected to return and resume her role as the fund’s portfolio manager on or about March 25, 2025. Ms. Holcomb joined T. Rowe Price in 1996.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

In anticipation of Vivian Si being on maternity leave, effective December 26, 2024, Ann M. Holcomb will begin serving as the fund’s interim portfolio manager and interim chair of the fund’s Investment Advisory Committee and will be primarily responsible for the day-to-day management of the fund’s portfolio until Ms. Si returns from maternity leave. Ms. Si is expected to return from maternity leave and resume her role as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee on or about March 25, 2025. Ms. Holcomb joined T. Rowe Price in 1996, and her investment experience dates from 1995. During the past five years, Ms. Holcomb has served as a portfolio manager and a Director of Research, North America in the Firm’s U.S. Equity Division.

The date of this supplement is December 19, 2024.

F31-042 12/19/24